                                 EXHIBIT 10(II)

                             Second Amendment to the
                          Reinsurance Pooling Agreement
                   Amended and Restated as of January 1, 2000

                          by and among State Automobile
                          Mutual Insurance Company, State
                          Auto Property and Casualty
                          Insurance Company, Milbank
                          Insurance Company, Midwest
                          Security Insurance Company,
                          Farmers Casualty Insurance
                          Company and State Auto
                          Insurance Company

                             SECOND AMENDMENT TO THE
                          REINSURANCE POOLING AGREEMENT
                           AMENDED AND RESTATED AS OF
                                 JANUARY 1, 2000


This Second Amendment to the Reinsurance Pooling Agreement, Amended and Restated as of January 1, 2000, (the "2000 Pooling Agreement") by and among State Automobile Mutual Insurance Company ("State Auto Mutual"), State Auto Property and Casualty Insurance Company ("State Auto P&C"), Milbank Insurance Company ("Milbank"), Midwest Security Insurance Company ("Midwest"), Farmers Casualty Insurance Company ("Farmers Casualty") and State Auto Insurance Company ("State Auto IC") is made this 14th day of June 2001, but is effective at 12:00 am Columbus, Ohio time June 1, 2001.

                             BACKGROUND INFORMATION

Meridian Mutual Insurance Company ("Meridian Mutual") entered into an Agreement to Merge dated October 25, 2000, (the "Merger Agreement") with State Auto Mutual pursuant to which Meridian Mutual will merge with and into State Auto Mutual with State Auto Mutual being the surviving corporation of the merger (the "Merger").

Pursuant to the Merger Agreement, as of the effective time of the Merger, State Auto Mutual is subject to all duties, liabilities and obligations of Meridian Mutual, which duties, liabilities, and obligations will, by operation of law and the terms of the 2000 Pooling Agreement, become subject to the 2000 Pooling Agreement.

For business and accounting reasons, the parties to the 2000 Pooling Agreement desire to eliminate from the 2000 Pooling Agreement the duties, liabilities, and obligations of Meridian Mutual that otherwise are the legal obligation of State Auto Mutual as a result of the Merger, for a thirty day period commencing June 1, 2001 and ending June 30, 2001.

State Auto Mutual intends to address those duties, liabilities, and obligations of Meridian Mutual that are subject to the Agreement for this 30 day period by amending the pooling agreement to which Meridian Mutual was a party prior to the Merger to have that pooling agreement operate as though the Merger had not occurred.

This clarification requires that this Second Amendment be entered into to be effective as of 12:00 a.m., Columbus, Ohio time June 1, 2001, the effective time of the Merger.

                             STATEMENT OF AGREEMENT

         In consideration of the mutual covenants set forth herein and INTENDING TO BE LEGALLY BOUND HEREBY, the Pooled Companies agree to amend the 2000 Pooling Agreement as follows:

1. Capitalized terms used in the Second Amendment which are not otherwise defined herein are defined in the 2000 Pooling Agreement and those definitions shall apply in this Second Amendment.

2. Section 20 is hereby added to the 2000 Pooling Agreement and it reads as follows:

         Notwithstanding anything to the contrary set forth elsewhere in the 2000 Pooling Agreement, it is understood and agreed that State Auto Mutual's obligations and any of the other parties' obligations under the 2000 Pooling Agreement do not include any liabilities arising under: 1) all contracts and policies of insurance which were the legal obligation of Meridian Mutual immediately prior to the effective time of the Merger, which became the legal obligation of State Auto Mutual solely as a result of the Merger and 2) those policies of insurance issued or renewed in the name of State Auto Mutual from and after the effective time of the Merger and this Amendment, that but for the Merger, would have been issued or renewed in the name of Meridian Mutual.


3. It is the intent of the parties through this Second Amendment to amend the Agreement only for a limited period of time, through the end of the current calendar quarter (June 30, 2001), while limiting State Auto Mutual's and the other parties' obligations to those that they would have incurred had the Merger with Meridian Mutual not occurred.


4. The Second Amendment becomes effective as of 12:00 am Columbus, Ohio time June 1, 2001 and it terminates as of 12:00 am Columbus, Ohio time July 1, 2001.

         Except as amended herein the 2000 Pooling Agreement shall continue in full force and effect, as previously amended.

         By their signatures hereon the parties hereby agree to the foregoing Second Amendment.


State Automobile Mutual Insurance Company


By: /s/ Steven J. Johnston
   ------------------------------------------
    Steven J. Johnston, Senior Vice President


State Auto Property and Casualty Insurance Company

By: /s/ Steven J. Johnston
   ------------------------------------------
    Steven J. Johnston, Senior Vice President

Milbank Insurance Company


By: /s/ Steven J. Johnston
   ------------------------------------------
    Steven J. Johnston, Senior Vice President


Midwest Security Insurance Company


By: /s/ Steven J. Johnston
   ------------------------------------------
    Steven J. Johnston, Senior Vice President


Farmers Casualty Insurance Company


By: /s/ Steven J. Johnston
   ------------------------------------------
    Steven J. Johnston, Senior Vice President


State Auto Insurance Company


By: /s/ Steven J. Johnston
   ------------------------------------------
    Steven J. Johnston, Senior Vice President